UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 6, 2024

RGC RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia	24016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $5 Par Value	RGCO	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 if the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 6, 2024, RGC Midstream, LLC (“Midstream”), a wholly owned subsidiary of RGC Resources, Inc. (“Resources”), entered into the Sixth Amendment to Credit Agreement (the "Amendment") with Atlantic Union Bank (the "Bank").  As part of the Amendment, Truist Bank, a Lender under the original Credit Agreement and prior amendments, assigned their outstanding portion to the Bank.  Additionally, the Amendment modifies the original Credit Agreement and prior amendments between Midstream and the Bank by increasing the availability from $23 million to $25 million and extending the maturity date to December 31, 2025.  The interest rate currently remains unchanged at Term SOFR plus 2.00%, however, the Amendment allows for a reduction in the interest rate to Term SOFR plus 1.75% upon operation of the Mountain Valley Pipeline ("MVP") and a further reduction to Term SOFR plus 1.55% once distributions from MVP have commenced.  All other terms and requirements of the Credit Agreement were retained.

Also, on March 6, 2024, Midstream entered into a Note Modification Agreement (the "Agreement") with the Bank related to the unsecured Promissory Note (the "Note") with an original principal amount of $8,000,000 dated November 1, 2021, as amended. Under the Agreement, principal payments have been halted until April 1, 2025, at which time payments of $400,000 will commence and be due each April 1, July 1, October 1 and January 1. All other terms and requirements of the Note, including maturity on January 1, 2028 and interest rate at Daily Simple SOFR plus 126.448 basis points, were retained.

The Guaranty previously entered into by Resources in favor of the Bank remains in effect, as well as all previous representations, warranties and covenants.

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT

The information required by this Item 2.03 is set forth in Item 1.01 above in respect of the Note, which is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits
10.1	Sixth Amendment to Credit Agreement between RGC Midstream, LLC and Atlantic Union Bank, dated March 6, 2024.
10.2	Note Modification Agreement between RGC Midstream, LLC and Atlantic Union Bank, dated March 6, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: March 7, 2024	By:	/s/ Timothy J. Mulvaney
Timothy J. Mulvaney
Vice President, Treasurer and Chief Financial Officer
(Principal Financial Officer)